UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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 THE EXPLORATION COMPANY OF DELAWARE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE EXPLORATION COMPANY OF DELAWARE, INC.
777 E. Sonterra Blvd., Suite 350
San Antonio, Texas 78258

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 11, 2007

TO OUR STOCKHOLDERS:

          The Annual Meeting of Stockholders of The Exploration Company of Delaware, Inc. (the "Company"), will be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas on Friday, May 11, 2007, at 10:00 A.M. San Antonio time, for the following purposes:

1.	To elect two Class C directors to serve for three-year terms expiring in 2010;

2.	To amend the Company’s Restated Certificate of Incorporation to change the Company’s name from “The Exploration Company of Delaware, Inc.” to “TXCO Resources Inc.”;

3.	To amend the Company’s Restated Certificate of Incorporation to increase the amount of authorized Common Stock from 50,000,000 to 100,000,000 shares;

4.
To ratify the appointment of Akin, Doherty, Klein & Feuge, P.C., certified public accountants, as independent auditors of the Company and its subsidiaries for the calendar year ending December 31, 2007; and

5.	To transact any other business as properly may come before the meeting or any adjournment thereof.

          Only stockholders of record at the close of business on April 2, 2007 (the Record Date) are entitled to notice of and to vote at the meeting or any adjournment thereof. We hope you will be represented at the meeting whether or not you expect to be present in person. This year you again have three options in submitting your vote prior to the meeting date:

1.	Over the Internet, at the address shown on your proxy card. If you have access to the Internet, we encourage you to vote in this manner.

2.	By telephone through the Toll-Free number shown on your proxy card.

3.	By signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible.

          If you hold your shares in the name of a bank or broker, the availability of telephone and Internet voting depends on their voting processes. Please follow the directions on your proxy card carefully. Your vote is important, and the Board of Directors of the Company appreciates your cooperation in promptly returning proxies.

          With this mailing, we are also offering you the option to receive future proxy materials via the Internet. You can sign up by following the simple instructions contained on the proxy card in this mailing. Receiving future Annual Reports and Proxy Statements through the Internet will be simpler for you, will save your Company printing and mailing expenses and is friendlier to the environment. We hope you will take advantage of this option.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Roberto R. Thomae
Corporate Secretary and Vice President - Capital Markets
April 10, 2007

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THE EXPLORATION COMPANY OF DELAWARE, INC.
777 E. Sonterra Blvd., Suite 350
San Antonio, Texas 78258

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2007

SOLICITATION AND REVOCABILITY OF PROXIES

          The enclosed proxy is solicited on behalf of the Board of Directors of The Exploration Company of Delaware, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") on May 11, 2007, at 10:00 A.M. San Antonio time to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, and at any adjournment thereof.

          The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material to the beneficial owners. The Company has also engaged The Altman Group to assist in the distribution and solicitation of proxies in person or by use of telephone, facsimile, or other electronic means and estimates a cost of $6,000 for these services. Solicitations may further be made by officers, directors and regular employees of the Company, without additional compensation.

          Any stockholder giving a proxy for the Meeting has the power to revoke it at any time prior to its use at the meeting. You may do so by (a) signing another proxy with a later date and returning it to us prior to the meeting, (b) voting again by telephone or over the Internet prior to 12:01 A.M. EDT on May 11, 2007, or (c) voting again at the Meeting. The approximate date on which this Proxy Statement and the accompanying form of the proxy are first sent or given to security holders is April 10, 2007. In addition to this Proxy Statement, the Company is pleased to enclose a copy of its 2006 Annual Report for the year ended December 31, 2006.

PURPOSE OF MEETING

          At the Meeting, action will be taken: (1) to elect two Class C directors to serve until 2010 or until their successors have been duly elected and qualified; (2) to amend the Company’s Restated Certificate of Incorporation to change the Company’s name from “The Exploration Company of Delaware, Inc.” to “TXCO Resources Inc.”; (3) to amend the Company’s Restated Certificate of Incorporation to increase the amount of authorized Common Stock from 50,000,000 to 100,000,000 shares; (4) to ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors of the Company and its subsidiaries for the calendar year ending December 31, 2007; and (5) to transact any other business that may properly come before the Meeting. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

OUTSTANDING SHARES, QUORUM AND VOTING RIGHTS

          Only holders of record of Common Stock of the Company at the close of business on April 2, 2007, shall be entitled to notice of and to vote at the Meeting. As of the close of business on April 2, 2007, there were 33,611,262 shares of Common Stock outstanding and entitled to be voted.

          One-half of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Meeting. However, if a quorum is not represented at the Meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting.

          Votes cast by proxy or in person will be counted by one or more persons appointed by the Company to act as inspectors (the "Election Inspectors") for the Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and for determining the outcome of any matter submitted to the stockholders for a vote.

          Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though their shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

          Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Abstentions and broker non-votes are considered neither votes "for" nor "against." Proxies may not be voted for a greater number of persons than the two named nominees. It is intended that unless authorization to vote for one or more nominees for director is withheld, proxies will be voted for the election of all of the nominees named in this Proxy Statement.

          The proposed amendments to the Restated Certificate of Incorporation to change the Company’s name and to increase the number of authorized shares of Common Stock, and the ratification of the Company’s auditors, will be adopted if the votes cast favoring such proposals exceed the votes cast opposing the proposals. Abstentions and broker non-votes are considered neither a vote "for" nor "against" these matters.

PROPOSAL I -- ELECTION OF DIRECTORS

          Our Restated Certificate of Incorporation provides that the terms of office of the members of our Board of Directors be divided into three classes, Class A, Class B and Class C, the members of which serve for staggered three-year terms. The terms of the current Class A, Class B and Class C directors are set to expire at the annual meeting of stockholders in 2008, 2009 and 2007, respectively. Our Amended and Restated Bylaws authorize our Board of Directors to fix the number of directors at a number no less than one and no more than 10. Our Board of Directors presently consists of six members, with three directors serving in Class A, one director serving in Class B, and two directors serving in Class C. The number of directors has been fixed at six in connection with the Meeting. At the Meeting, two directors comprising the Class C directors are to be elected. The Board of Directors has proposed the nominees listed below for election as Class C directors to serve until the 2010 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve as Class C directors on our Board of Directors and all of the nominees were recommended for reelection by the Governance and Nominating Committee of our Board of Directors.

          The proxies named in the accompanying proxy have been designated by the Board of Directors, and they intend to vote for the following nominees for election as Class C Directors, unless otherwise instructed in such proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, the proxies named in the accompanying proxy intend to vote for the election of a substitute nominee of their selection.

          The following table sets forth for each Class C nominee for election as a Director and the continuing Class A and Class B Directors of the Company, his age, principal occupation, position with the Company and certain other information:

Age	Name and Principal Occupation	Dir. Since

	NOMINEES FOR ELECTION:

62	Mr. Michael J. Pint - Class C	1997

Mr. Pint has served as a Director since May 1997. He has been a member of the Audit Committee of the Board of Directors since June 1997 and served as its Chairman from April 1998 to May 2006. Mr. Pint also serves as an Audit Committee Financial Expert, as defined by the SEC. Mr. Pint has been a member of the Compensation Committee since June 1997 and served as its Chairman from April 1998 through May 2001. He has been a member of the Governance and Nominating Committee since its inception in May 2001. Mr. Pint has more than 38 years banking experience, serving in the bank regulatory arena as well as in the capacity of chairman, president and director of 40 different banks and bank holding companies throughout the country. Previous bank regulatory and management positions include a four-year term as Commissioner of Banks of Minnesota and Chairman of the Minnesota Commerce Commission from 1979 to 1983 and Senior Vice-President and Chief Financial Officer of the Federal Reserve Bank of Minneapolis, Minnesota through 1983. Mr. Pint currently serves as Chairman of the Board of several privately-held companies and manages his investments in various industries.

57	Mr. James E. Sigmon - Class C	1984

Mr. Sigmon has served as the Company's President and Chief Executive Officer since February 1985. He has been a Director of the Company since July 1984. Mr. Sigmon was elected Chairman of the Board in December 2006 following the retirement of Stephen M. Gose, Jr. He served as a Director of ExproFuels, Inc. through November 1998. As an engineer, Mr. Sigmon has been active for 36 years in the exploration and development of oil and gas properties. Prior to joining the Company, he served in the management of a private oil and gas exploration company active in drilling wells in South Texas.

	CONTINUING DIRECTORS:

62	Mr. Dennis B. Fitzpatrick - Class A	2005

Mr. Fitzpatrick was appointed to the Board of Directors in December 2005. He has served on the Audit, Compensation, and Governance and Nominating Committees since that time. Since May 2006 Mr. Fitzpatrick has served as Chairman of the Audit Committee. He also serves as an Audit Committee Financial Expert, as defined by the SEC. Mr. Fitzpatrick has been the President and CEO of D.B. Fitzpatrick & Co., Inc., an investment management firm based in Boise, Idaho, since 1984. He is a chartered financial analyst and holds a doctorate in finance and a bachelor's degree in applied mathematics from the University of Colorado. Prior to organizing D.B. Fitzpatrick & Co., Inc., Mr. Fitzpatrick taught corporate finance and related courses at the University of Idaho, Boise State University and the University of Colorado.

76	Mr. Jon Michael Muckleroy - Class A	2005

Mr. Muckleroy was appointed to the Board of Directors in December 2005. Since that time he has served on the Audit, Compensation, and Governance and Nominating Committees. Mr. Muckleroy has served as Chairman of the Compensation Committee since May 2006. He has managed a private oil and gas investment portfolio since retiring as Chairman and CEO of Enron Liquid Fuels in 1993. Mr. Muckleroy received a bachelor's degree in finance and marketing from Southern Methodist University. Subsequently, he received numerous decorations as a U.S. Naval officer and frogman, while serving two tours in Korea. Over the 30 years between the conclusion of his naval service and joining Enron in 1985, Mr. Muckleroy was actively employed in executive positions in the energy industry with well-known companies such as Houston Natural Gas, Delhi-Taylor Oil, Saxon Oil and Florida Gas.

76	Mr. Robert L. Foree, Jr.-Class A	1997

Mr. Foree has served as a Director since May 1997 and as a member of the Audit and Compensation Committees of the Board of Directors since June 1997. He has been a member of the Governance and Nominating Committee and served as its Chairman since its inception in May 2001. A geologist by training, he has been active for more than 48 years in the exploration and development of oil and gas properties. Since 1992, Mr. Foree has served as President of Foree Oil Company, a privately held Dallas, Texas, based independent oil and gas exploration and production company.

60	Mr. Alan L. Edgar- Class B	2000

Mr. Edgar has served as a Director of the Company since May 2000, and as a member of the Compensation Committee of the Board of Directors from that time until February 2004. He also served as a member of the Audit Committee from May 2000 through February 2004. He has been involved in energy related investment banking and equity analysis for over 35 years. Since 1998, Mr. Edgar has served as President of Cochise Capital, a privately held Dallas, Texas based company specializing in exploration and production related mergers and acquisitions advisory and financing. Previous energy investment banking experience includes serving as Managing Director and Co-Head of the Energy Group of Donaldson, Lufkin & Jenrette Securities, Inc. (Credit Suisse First Boston), from 1990 to 1997, as Managing Director of the Energy Group of Prudential-Bache Capital Funding from 1987 to 1990 and as Corporate and Research Director of Schneider, Bernet & Hickman, Inc. (Thompson, McKinnon) from 1972 through 1986.

          None of the nominees for director or executive officers of the Company has a family relationship with any of the other nominees for director or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE NOMINEES FOR ELECTION AS CLASS C DIRECTORS.

PROPOSAL II --

          The Board of Directors is proposing to amend the Company's Restated Certificate of Incorporation to change the Company's corporate name from "The Exploration Company of Delaware, Inc." to "TXCO Resources Inc." The Board of Directors believes that the change will better align the Company’s full corporate name with its Nasdaq trading symbol and everyday name among customers and the general public for over 25 years, “TXCO.” In addition, the Board believes that “TXCO Resources Inc.” is a more manageable name for marketing purposes and better reflects the nature of the Company’s operations because its operations are now more in the nature of exploitation and development of known oil and gas resources than exploration.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME.

PROPOSAL III --

          As of April 2, 2007 there were approximately 33,611,262 shares of common stock issued and options to purchase an aggregate 855,750 shares of common stock were outstanding under our 1995 Flexible Incentive Plan. In addition, there were warrants outstanding to purchase an aggregate 926,500 shares of common stock.

          The Board of Directors believes that it is in the Company's best interests to have additional authorized shares of Common Stock available for possible stock splits, stock dividends, future financings, acquisitions and other general corporate purposes. The Board considers it desirable to increase the authorized number of shares of Common Stock to provide the Company greater flexibility and enable it to take advantage of favorable opportunities in which an issuance of Common Stock might be appropriate without the expense and delay of a special stockholders' meeting. At the date of this Proxy Statement, the Company has no agreements, commitments or plans with respect to the sale or issuance of the additional shares of Common Stock which would be authorized by the proposed amendment.

          The additional shares of Common Stock authorized under the proposed amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The stockholders have no preemptive rights to subscribe for or purchase any additional shares of Common Stock nor to purchase any shares of Common Stock held by the Company as treasury stock. No stockholder of Common Stock has any right of cumulative voting.

          If this amendment is approved, no further action or authorization by the Company's stockholders would be necessary prior to issuance of additional shares of Common Stock, except as may be required for a particular transaction or issuance by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL IV --

          The Board of Directors has appointed Akin, Doherty, Klein & Feuge, P.C. ("Akin Doherty") as independent certified public accountants for the Company for calendar year 2007. Akin Doherty has acted in the same capacity since 1995.

          A representative of Akin Doherty is expected to attend the Meeting, will have the opportunity to make a statement if he decides to do so, and will be available to answer questions. Although law does not require the submission of this matter to the stockholders, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
RATIFICATION OF THE AUDITORS.

CORPORATE GOVERNANCE

          The Company has long believed that good corporate governance is important to assure that it is managed for the long-term benefit of its stockholders. The Board of Directors and management are committed to good business practices, transparency in financial reporting and the highest level of corporate governance, integrity and ethics. During the past few years, the Board has been reviewing existing corporate governance policies and practices and comparing them to those suggested by various authorities in corporate governance and the practices of other public companies. It has reviewed the provisions of the Sarbanes-Oxley Act of 2002 ("SOX"), the rules of the Securities and Exchange Commission (the “SEC”) and the listing standards and rules of the Nasdaq Stock Market, and continues to monitor new developments in these areas.

          The Board of Directors has reaffirmed existing policies and voluntarily adopted new policies consistent with many of the new rules and listing standards in advance of their effective dates. In particular, the Company has:

-	A majority of independent directors
-	Continued its longstanding practice of frequent regular board meetings
-	An Audit Committee consisting solely of independent directors
-	An Audit Committee chair qualifying as an "Audit Committee Financial Expert" under the SEC rules
-	Adopted a revised Audit Committee charter
-	Exclusively empowered the Audit Committee to engage independent auditors and pre-approve non-audit services and to engage other outside advisors
-	Provided routine access by Audit Committee to independent auditors, legal counsel and all management and employee levels

-	Adopted a formal Governance and Nominating Committee charter
-	Established regular practice of executive sessions comprised exclusively of independent directors
-	Adopted a formal Code of Ethical Conduct for Senior Officers and Financial Managers pursuant to Regulation S-K
-	Adopted a formal Code of Conduct applicable to all employees pursuant to new Nasdaq rules
-	Adopted a formal whistleblower protection policy
-	Adopted a formal complaint handling policy and toll free hotline regarding accounting practices
-	Expanded disclosures regarding critical accounting policies
-	Engaged outside consultants to assist management in the review, evaluation and documentation of the Company's significant internal controls pursuant to SOX Section 404 requirements
-	Completed the internal controls review and voluntarily implemented systems control improvements
-
In compliance with SOX Section 404, the Company's management and independent auditors have attested to, and certified its internal controls as effective in conjunction with the filing of the Company's Annual Report on Form 10-K

-	Engaged counsel to review and confirm the independence of qualifying directors
-	No history of personal loans to executive officers and directors

          More information about the Company's corporate governance practices and procedures is available on the Company's website at www.txco.com, as well as links to its committee charters, policies and code of conduct.

STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

          The Board of Directors has established a process for securities holders to send communications, other than sales-related communications, to one or more of its members. Any such communications should be sent by letter addressed to the member or members of the Board to whom it is directed, care of the Corporate Secretary, The Exploration Company, 777 E. Sonterra Blvd., Suite 350, San Antonio, Texas 78258. All such communications will be forwarded to the Board member or members specified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors of the Company held a total of 14 meetings during the calendar year ended December 31, 2006, and committees of the Board held meetings as follows: Audit Committee (ten times), Compensation Committee (nine times), Governance and Nominating Committee (eight times). During the 2006 calendar year, no member attended fewer than 75% of the Board meetings or committee meetings on which the member sits. We expect each director to attend the annual meeting. Each director attended the 2006 Annual Stockholders’ Meeting.

          The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. The Audit and Compensation Committees were established in May 1997. Members of the Audit Committee are all independent directors, according to applicable Nasdaq and SEC definitions, and members of the Compensation Committee and Governance and Nominating Committee are all independent directors. The functions of the Audit Committee, which is chaired by Dennis B. Fitzpatrick and includes Robert L. Foree, Jr., J. Michael Muckleroy and Michael J. Pint as members, are to engage the Company's independent accountants and to review with management and the independent accountants the Company's internal controls, financial statements, basic accounting and financial policies and practices, audit scope and competency of accounting personnel.

          The functions of the Compensation Committee, chaired by J. Michael Muckleroy, with Dennis B. Fitzpatrick, Robert L. Foree, Jr., and Michael J. Pint as members, are to review and approve the compensation, stock options and employment benefits of all officers of the Company, to administer the Company's stock compensation plans, to fix the terms of other employee benefit arrangements and to make awards under such arrangements. The Compensation Committee does not have a formal Compensation Committee charter. None of the individuals serving on the Compensation Committee was an officer or employee of the Company during 2006, and all qualified as independent directors under applicable Nasdaq and SEC rules.

          The Board established a Governance and Nominating Committee in May 2001. The committee is chaired by Robert L. Foree, Jr., and includes Dennis B. Fitzpatrick, J. Michael Muckleroy and Michael J. Pint. All qualified as independent directors under applicable Nasdaq and SEC rules. The function of the Governance and Nominating Committee is to evaluate the performance of incumbent directors and to make recommendations to the Board and stockholders concerning director nominees. The Governance and Nominating Committee has adopted a formal Governance and Nominating Committee charter defining its purpose, membership requirements, authority and responsibility. A copy of the charter is available on the Company's website at www.txco.com.

The Governance and Nominating Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. This assessment includes issues such as age and experience. These factors, and others as considered useful by the Governance and Nominating Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Governance and Nominating Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members.

Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. Board members typically suggest candidates for nomination to the Board. The Governance and Nominating Committee will consider timely stockholder nominations for directors. Any such nomination, together with a written statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than December 13, 2007, to be included in the proxy statement in connection with next year's Annual Meeting of Stockholders. The nomination should set forth the specific information required by the Company's Amended and Restated Bylaws, which requirements are summarized in "Stockholder Proposals for 2008 Annual Meeting" below.

The Governance and Nominating Committee evaluates candidates proposed by stockholders using the same criteria as for other candidates.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”) that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

          A copy of the Audit Committee charter is available on the Company’s website at www.txco.com. The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee, including the pre-approval of non-audit services by the Company auditor. The Board has determined that each current member of this Committee meets the Nasdaq and SEC independence standards applicable to Audit Committee members. The Board has determined that its Audit Committee Chairman, Mr. Dennis B. Fitzpatrick, qualifies as a Financial Expert under the applicable SEC rules and has designated that he serve in that capacity for the Committee. Michael J. Pint also qualifies as a Financial Expert under SEC rules and also serves the Committee in that capacity.

          As noted in the Audit Committee's charter, the Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the committee are in no way designed to supersede or alter those traditional responsibilities. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The Committee's role provides for the exclusive review and pre-approval of non-audit service by the independent auditors. To that end, the Committee has adopted specific procedures to assure compliance with applicable SEC rules and provisions, including: the requirement of periodic reports as to year to date fees and ongoing status of engagements; specific identification of prohibited services, specific advance notification, proposed project description, fee and time estimate and specific approval authorization procedures. The Committee Chair has the authority to pre-approve any non-audit services, subject to review by the full committee at its next regularly scheduled meeting.

           In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the December 31, 2006 financial statements and matters related to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also discussed with the independent auditor the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

          The Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, has considered the compatibility of non-audit services with the auditor's independence, and has discussed with the auditors the auditor's independence. Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for 2006 for filing with the SEC. This report has been submitted by the members of The Exploration Company Audit Committee:

Dennis B. Fitzpatrick, Robert L. Foree, Jr., J. Michael Muckleroy and Michael J. Pint

AUDITOR INDEPENDENCE

          The Audit Committee has chosen the firm of Akin, Doherty, Klein & Feuge, P.C. ("Akin Doherty") as independent auditors for the Company. Representatives of Akin Doherty are expected to be present, and be available to respond to appropriate questions, at the Annual Meeting. They have the opportunity to make a statement if they desire to do so; they have indicated that, as of this date, they do not.

Audit Fees: Akin Doherty's fees were $129,500 and $83,400 during 2006 and 2005 respectively, for its independent audit of our annual financial statements, and review of the financial statements contained in our quarterly reports on Form 10-Q. In addition, the services included the audit of the Company's internal controls.

Audit-Related Fees: Fees paid to Akin Doherty were $3,990 and $22,310 for 2006 and 2005, respectively, for its review of information related to stock offerings, registration statements and new accounting pronouncements.

Tax Fees: Fees paid to Akin Doherty were $28,255 and $28,615 for 2006 and 2005, respectively, for its professional services related to federal and state tax compliance, tax advice and tax planning.

All Other Fees: Fees paid to Akin Doherty were $15,520 and $37,654 for 2006 and 2005, respectively, for its professional services related to research and due diligence on proposed transactions, and other items.

The Audit Committee pre-approves and reviews audit and non-audit services performed by Akin Doherty as well as the fees charged by Akin Doherty for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

COMPENSATION OF DIRECTORS

Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Change in Pension Value & Nonqualified Deferred Compensation Earnings	All Other Compen-sation	Total
	($)	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Alan L. Edgar (3)	31,000	80,575	-	-	-	-	111,575
Dennis B. Fitzpatrick	37,667	107,433	-	-	-	-	145,100
Robert L. Foree, Jr.	31,000	80,575	-	-	-	-	111,575
Stephen M. Gose, Jr. (4)	33,000	80,575	-	-	-	-	113,575
Jon Michael Muckleroy	37,667	107,433	-	-	-	-	145,100
Michael J. Pint	36,000	80,575	-	-	-	-	116,575

(1)
Restricted stock was awarded to each non-employee director in January 2006. Mr. Edgar, Mr. Foree, Mr. Gose and Mr. Pint were each awarded 10,000 shares vesting one year from grant with an aggregate grant date fair value of $87,900. Mr. Fitzpatrick and Mr. Muckleroy were each awarded 40,000 shares vesting over a three-year period with an aggregate grant date fair value of $351,600.

(2)	No awards of options were made during 2006.
(3)	Mr. Edgar exercised his option to purchase 75,000 common shares, at $2.776 per share during 2006. Value realized on this exercise was $621,315.
(4)
Mr. S. Gose retired from the Board in December 2006. He had options to purchase 75,000 common shares at $3.09 per share, which he exercised in February 2007. Mr. Gose forfeited the 10,000 shares of restricted stock previously granted him due to his retirement prior to the vesting date.

The principal objectives of our director compensation programs are to partially compensate the directors for time spent on the Company’s behalf, to ensure long-term retention of the directors and to align the directors’ compensation programs with long-term value to the Company’s stockholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees, restricted stock grants and/or stock options to the directors.

Beginning in 2007 our non-employee directors each receive a retainer of $30,000 per year. Previously they each received a retainer of $20,000 per year. Non-employee directors are also paid a fee of $1,000, plus travel expenses, for attendance at each meeting of the Board of Directors. The chairman of the Audit Committee and the chairman of the Compensation Committee each receive an additional $10,000 per year.

From 1997 until 2005, each new non-employee director was awarded options to purchase Company common stock. In October, 2005, the Board voted to grant each new director 40,000 restricted shares of Company common stock, vesting in equal proportions over the first three years of service beginning in January 2006. Additionally, the Board voted in January 2006, to grant each then current director 10,000 restricted shares of Company common stock, vesting one year from the date of issuance in January 2007.

The Board considers the director compensation programs to be in conformity with industry standards and reasonable by comparison to what directors receive at other publicly-held oil and gas exploration and production companies of similar size.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information concerning all persons known to the Company to beneficially own five percent (5%) or more of its common stock as of December 31, 2006, including information filed pursuant to Rule 13D filings made available to the Company during the year.

Name and Address of Beneficial Owner		Number of Shares Beneficially Owned	Percent Owned

Lazard Asset Management, LLC 30 Rockefeller Plaza New York, New York 10112	(1)	2,146,030	6.38%

(1)	Information based solely on Schedule 13G dated January 31, 2007 filed with the SEC by Lazard Asset Management, LLC

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table sets forth the number of shares of common stock beneficially owned as of April 3, 2007, by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Information provided is based on Forms 3, 4, 5, stock records of the Company and the Company's transfer agent.

Name		Number of Shares Beneficially Owned(1)	Percent Owned

Alan L. Edgar	(2)	291,433	0.87%
Dennis B. Fitzpatrick	(3)	137,893	0.41%
Robert L. Foree, Jr.		109,100	0.32%
J. Michael Muckleroy	(4)	158,000	0.47%
Michael J. Pint		200,000	0.60%
James E. Sigmon	(5)	557,312	1.66%
James J. Bookout	(6)	56,919	0.17%
P. Mark Stark	(6)	77,426	0.23%
Roberto R. Thomae	(6)	126,912	0.38%
M. Frank Russell	(6)	31,000	0.09%
Richard A. Sartor	(7)	25,347	0.08%
All Directors and Executive Officers as a group	(8)	1,771,342	5.28%

(1)
Except as otherwise noted, the Company believes that each named individual has sole voting and investment power over the shares beneficially owned. In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days as follows: 400,000 for Mr. Sigmon, 30,000 for Mr. Bookout, 50,000 for Mr. Stark, 100,000 for Mr. Thomae and 20,000 for Mr. Sartor.

(2)	All of the shares beneficially owned by Mr. Edgar are pledged as security in a margin account.
(3)
Includes 26,667 shares of unvested restricted stock, over which Mr. Fitzpatrick has neither investment nor voting power. 41,655 of the shares beneficially owned by Mr. Fitzpatrick are pledged as security in a margin account.

(4)
Includes 26,667 shares of unvested restricted stock over which Mr. Muckleroy has neither investment nor voting power, and an additional 10,000 shares over which Mr. Muckleroy has neither investment nor voting power and for which he disclaims beneficial ownership. Includes 70,000 shares over which Mr. Muckleroy shares investment and voting power.

(5)	Includes 4,420 shares over which Mr. Sigmon has neither investment nor voting power, and for which he disclaims beneficial ownership.
(6)	Includes 20,000 shares of unvested restricted stock, over which the holder has neither investment nor voting power.
(7)	Includes 4,000 shares of unvested restricted stock, over which Mr. Sartor has neither voting nor investment power.
(8)
Includes 600,000 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days; 137,334 shares of unvested restricted stock over which the holder has neither investment nor voting power; 14,420 over which the holder has neither investment nor voting powers and disclaims beneficial ownership; and 70,000 shares over which there are shared voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and persons who own more than ten percent (10%) of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors, and stockholders who own more than ten percent (10%) of the Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file. The company is required to report in this Proxy Statement any failure of its directors and officers and beneficial owners of more than ten percent (10%) of the Company's common stock to file by the relevant due date any of these reports during the Company's fiscal year. To the Company's knowledge, based on a review of such available reports, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors, and ten percent (10%) stockholders during 2006 were complied with.

EXECUTIVE OFFICERS

          The Executive Officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the Annual Meeting of Stockholders. The following table sets forth the names and ages of the Executive Officers of the Company and all positions held with the Company.

Name		Age	Title

James E. Sigmon	(1)	58	President, Chief Executive Officer Chairman

James J. Bookout	(2)	45	Chief Operating Officer Vice-President

P. Mark Stark	(3)	52	Chief Financial Officer Vice-President - Finance

Roberto R. Thomae	(4)	56	Corporate Secretary Vice-President - Capital Markets

M. Frank Russell	(5)	58	Vice-President and General Counsel

Richard A. Sartor	(6)	54	Controller

(1)
Mr. Sigmon has served as the Company's President since February 1985. He has been a Director of the Company since July 1984. Mr. Sigmon was appointed Chairman of the Board in December 2006 following the retirement of Stephen M. Gose, Jr. He served as a Director of ExproFuels, Inc. through November 1998. Mr. Sigmon has been active for 36 years in the exploration and development of oil and gas properties. Prior to joining the Company, Mr. Sigmon served in the management of a private oil and gas exploration company active in drilling oil and gas wells in South Texas. Mr. Sigmon received his Bachelor of Science degree in electrical engineering from the University of Texas at Arlington in 1971.

(2)
Mr. Bookout has served as Vice President and Chief Operating Officer of the Company since June 2003. He now directs all of the Company's exploration, drilling and production functions. He has over 21 years' experience in exploration and production operations, serving in operations positions with such firms as Pioneer Natural Resources USA Inc. (NYSE: PXD), Abraxas Petroleum Corp. (AMEX:ABP) as Senior Operations Engineer from 1997 until moving to Network International as Engineering/Marketing Manager in 1999, and Venus Exploration Inc. as Operations Manager from 2001 until joining the Company in 2002 as Operations Manager. He received a Bachelor of Science degree in petroleum engineering from Texas A&M University in 1984.

(3)
Mr. Stark joined the Company in June 2003 as Vice President, Treasurer and Chief Financial Officer. He now oversees the Company's accounting, finance and treasury functions. Mr. Stark has more than 27 years of corporate financial experience with an emphasis in the natural resources and agribusiness industries. From 1995 through 1998, Mr. Stark served as Chief Financial Officer for Dawson Production Services Inc., an oil field service company which at the time was listed on the New York Stock Exchange. From 1998 through 2000 he served as the Chief Financial Officer for Alamo Water Refiners, Inc., a privately held manufacturing and distribution company. Between 2000 and 2002, Mr. Stark also served as Chief Financial Officer for Venus Exploration, Inc., a publicly held exploration company. Prior to joining the Company, Mr. Stark provided financial consulting and advisory services to a privately held distribution company. He received a Bachelor of Business Administration degree from the University of Texas at Austin in 1977 and a Master of Business Administration degree from Southern Methodist University in 1978.

(4)
Mr. Thomae was named Vice President of Capital Markets in June 2003 with responsibilities for the Company's financial markets and investment community contacts, investor relations and corporate communications. He has 33 years of corporate financial experience with an emphasis in the management of public and private oil and gas exploration companies, including providing audit and tax advisory services while employed with several international public accounting firms. He has served as Secretary since March 1997. He served as Chief Financial Officer, Treasurer and Vice President-Finance of the Company from September 1996 through June 2003. From September 1995 through September 1996 he was a consultant to the Company in a financial management capacity. From 1989 through 1995 Mr. Thomae was self-employed as a management consultant primarily involved in the development of domestic and international oil and gas exploration projects and the marketing of refined products. He received a Bachelor of Business Administration degree in accounting, with honors, from the University of Texas at Austin in 1974.

(5)
Mr. Russell has served as Vice President and General Counsel of the Company since March 2006. Mr. Russell joined the Company from Barton, Schneider, Russell & East L.L.P., a San Antonio-based law firm where he was Managing Partner. He has 34 years of legal experience with an emphasis on the energy industry and corporate law, including 22 years as lead outside counsel to the Company. Mr. Russell holds Bachelor of Arts and Doctor of Jurisprudence degrees from the University of Texas at Austin.

(6)
Mr. Sartor has served as Controller of the Company since April 1997. A Certified Public Accountant since 1980, Mr. Sartor operated a private practice from 1989 through March 1997. Mr. Sartor received a Bachelor of Business Administration degree from the University of Texas at Austin in 1974 and a Master of Business Administration degree from the University of Texas at San Antonio in 1990.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis generally describes the development and current composition of our executive and director compensation programs and policies, and discusses the philosophy and principles underlying those policies and programs. It also gives greater context to the data presented in the tables and narratives that follow. This discussion should be read in conjunction with such tables, which follow beginning on page 15 of this Proxy Statement.

Compensation Committee

Until May 12, 2006, our Compensation Committee was composed of Stephen M. Gose, Jr. who served as Chairman of the Committee, and Robert L. Foree, Jr., Michael J. Pint, Dennis B. Fitzpatrick and J. Michael Muckleroy as members. As of May 12, 2006, our Board of Directors named J. Michael Muckleroy as the new Compensation Committee Chairman. Mr. Gose resigned from the Board on December 7, 2006, thereby also relinquishing his Compensation Committee membership. Our Board has determined that each member of the Compensation Committee meets the independence requirements of the Nasdaq and is also a “disinterested person” (as defined in Rule 16b-3 under the Exchange Act) with respect to compensation and benefit plans subject to Rule 16b-3. The Compensation Committee reviews and approves the compensation, stock options and employment benefits of all officers of the Company, administers the Company’s stock compensation plans, fixes the terms of other employee benefit arrangements and makes awards under such arrangements.

The Compensation Committee met eight times in 2006. At each of these meetings, Mr. Sigmon attended a portion of the meeting. Mr. Sigmon makes recommendations to the Compensation Committee regarding the amount and form of compensation to be paid to all Company officers other than himself. The Compensation Committee has not historically engaged or retained any outside advisors or consultants with respect to executive or director compensation.

Compensation Philosophy, Principles and Policies

In order to understand our compensation philosophy, principles and policies, it is helpful to generally understand our historical financial performance. Prior to 2004, we showed profits in only three years since our formation in 1979. During most of this 24-year period, oil and gas prices were low, sources of debt and equity capital were scarce and our assets were generally illiquid. These conditions forced us to minimize general and administrative overhead, including executive and director compensation, to permit the Company to survive and grow. Our philosophy, policies and programs for executive and director compensation were generally established during these lean years, and we have not significantly changed this philosophy or these policies and programs since becoming more profitable in 2004.

The principal objectives of our executive compensation programs are to attract and retain motivated executives who will substantially contribute to our Company’s long-term success and the creation of stockholder value. We believe that compensation decisions are complex and best made after a deliberate review of Company performance and industry compensation levels. In determining the particular elements of compensation that will be used to implement our overall compensation policies, the Committee takes into consideration a number of factors related to our performance, such as our earnings per share, profitability, revenue growth, and business-unit-specific operational and financial performance, as well as competitive practices among our peer group. Our “peer group” includes those exploration and productions companies actively traded on Nasdaq under SIC codes 1310-19. The list of comparative companies is available to stockholders directly from the Center for Research in Securities Prices of The University of Chicago Graduate School of Business. We will also make the list available at no cost to those requesting such information from our offices.

Our Compensation Committee designs and recommends compensation packages to reward both individual performance and to achieve strategic business objectives that are aimed at growing our business and aligning the long-term interests of our executives’ and stockholders. Specifically, as our production, reserves and profits increase, so does executive compensation. Conversely, if production, reserves and profits decrease, executive compensation may be less generous.

The Compensation Committee also believes that the success of an oil and gas exploration and production company depends primarily on honest and ethical leadership and teamwork.

The Compensation Committee has not historically engaged or retained any outside advisors or consultants with respect to executive or director compensation, however, the Compensation Committee does take into consideration recommendations made to it by our CEO with respect to the amount and form of compensation for all Company officers. The Compensation Committee then makes its recommendations to the Board, which in turns makes executive compensation decisions based upon the above-described philosophy, principles and policies and the Board’s collective experience in the industry. The Compensation Committee in its March 1, 2007 meeting determined to engage executive compensation consultants on a going-forward basis to make recommendations as to compensation to the CEO and other executives and management personnel, but no recommendations have yet been received.

Elements Of Compensation

Base Salary.

The base salaries of the executive officers are established at levels deemed appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Board considers the recommendations of management, the amount and degree of responsibilities of the executive officers, the salaries of others similarly situated within the Company, the recent performance in the executive’s areas of responsibility, and any changes in the cost-of-living. The Board also considers the competitiveness of the entire compensation package in determining the level of salaries. The salaries of the executive officers are reviewed annually and reflect the performances of the past year. As a result, the salaries received in 2006 reflected the individual performances in 2005 for officers with the Company during that year.

Royalty Interests.

In 1994, the Board granted Mr. Sigmon a one percent (1%) overriding royalty interest in its Paloma and Kincaid Leases in Maverick County, Texas (when those leases had little or no value), in consideration of Mr. Sigmon agreeing to reduce his salary to $72,000 per year. In 1996 the Board expanded this agreement to include a one percent (1%) overriding royalty interest in all oil and gas leases that the Company had then acquired or would acquire during Mr. Sigmon’s term as Chief Executive Officer. At the time these agreements were made, Mr. Sigmon’s income from the overriding royalty interest was almost nonexistent, but due to the Company’s success since 1996 under Mr. Sigmon’s leadership, Mr. Sigmon’s 2006 overriding royalty income equaled $981,630. In 1994 and 1996, when the Board agreed to grant Mr. Sigmon his overriding royalty interest, the Board believed that this arrangement would align Mr. Sigmon’s interests and compensation with the success of the Company’s oil and gas exploration and production activities, and the Board continues to hold this belief. The income received by Mr. Sigmon from his overriding royalty interest has historically been taken into account by the Board in setting Mr. Sigmon’s salary and bonus compensation.

Annual Incentive Compensation.

The CEO and each of our other executive officers are eligible for a year-end bonus. In 2006, the CEO and each of the other executive officers received a year-end bonus equal to one-half of one month’s salary. The amount of bonus to be paid, if any, as determined in the sole discretion of the Compensation Committee, is based on our profitability and revenue growth for the year. The Board believes that such bonus compensation, in conjunction with the executive’s base salary, are below the amount of salary and bonus paid to executives at similarly situated oil and gas exploration and production companies.

Long-Term Incentive Compensation.

The 1995 Flexible Incentive Plan (which expired in April of 2005) and the 2005 Stock Incentive Plan are designed to align the long-term interests of key employees with stockholders and form the basis of our long-term incentive plan for executives. We believe that a significant portion of an executive’s compensation should be dependent on value created for our stockholders. Stock options and restricted stock awards are occasionally granted to executives. In 2006, restricted stock was granted to the executive officers named in the Summary Compensation Table set forth on page 14. In selecting recipients for equity grants and in determining the size of such grants, we consider various factors, including:

•  our achievements, financial performance and financial ratios, including revenues, operating income, and earnings per share;
•  Company and individual performance, both on an absolute basis in terms of growth over prior year performance;
•  compensation paid by companies of comparable size in businesses similar to our businesses;
•  the executive officer’s level of responsibility; and
•  the executive officer’s contributions in support of our strategies.

Change of Control Agreements.

The Company has change of control agreements with James E. Sigmon, James J. Bookout, P. Mark Stark, M. Frank Russell and Roberto R. Thomae, as well as most other employees of the Company. Further information regarding these severance agreements is set forth on page 15. Mr. Sigmon would be paid three times his annual salary in the event of a qualifying change of control in the Company, while each of Messrs. Bookout, Stark, Russell, and Thomae would be paid two times his annual salary in the event of a qualifying change of control of the Company.

Other Compensation.

From time to time, the Company makes available to employees and executives certain other fringe benefits. The Company may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual’s compensation package. Other benefits provided to the executive officers are generally available to all employees, such as health insurance.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information regarding compensation earned during each of the last three years by the President, Chief Executive Officer and Chairman of the Board, VP, Treasurer and Chief Financial Officer and each of our next three most highly compensated executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Nonqualified Deferred Compensation Earnings	All Other Compen-sation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

James E. Sigmon, President & CEO	2006	260,000	10,833	-	-	-	-	981,630(1) 7,622(2)	1,260,085

P. Mark Stark, VP & CFO	2006	175,000	7,292	80,575	18,000	-	-	875(2)	281,742

Roberto R. Thomae, VP-Capital Markets	2006	160,000	6,667	80,575	-	-	-	4,800(2)	252,042

James J. Bookout, VP & COO	2006	160,000	6,667	80,575	18,000	-	-	4,000(2)	269,242

M. Frank Russell, VP & General Counsel	2006	125,000	6,250	101,933	-	-	-	188(2)	233,371

(1)	Includes income from overriding royalty interests in Company oil and gas properties.
(2)	Represents Company contributions to the 401(k) plan on behalf of the executive.

Severance Agreements

We have entered into change of control agreements with each of James E. Sigmon, James J. Bookout, P. Mark Stark, M. Frank Russell and Roberto R. Thomae, as well as most other employees of the Company. If there is a “change of control” of the Company, then each of the foregoing executives is entitled to be paid two times his annual salary, except for Mr. Sigmon, who would be entitled to three times his annual salary. If payments to an officer after a change of control would result in an “excess parachute payment” within the meaning of Section 4999 of the Internal Revenue Code (the “Code”), we will pay such additional amounts to such officer as are necessary so that, after taking into account any tax imposed by such Section 4999 or any successor statutory provision, and any federal and state income taxes, such officer is in the same after-tax position that such officer would have been in if Section 4999 did not apply. Generally speaking, a “change of control” under the change of control agreements means (i) the merger or sale of substantially all of the assets of the Company, (ii) stockholder approval of any plan or proposal for the liquidation or dissolution of the Company, (iii) any new party becoming the beneficial owner of securities of the Company representing 20% or more of the combined voting power of the Company’s outstanding securities and (iv) under certain circumstances, a change in the membership of a majority of the Board.

Name	Termination w/o Cause or for Good Reason	Voluntary Termination	Death or Disability	Change in Control
James E. Sigmon
Compensation
Severance	0	0	0	$1,050,000(1)
Benefits and Perquisites
280G Tax Gross-up	0	0	0	0(2)
P. Mark Stark
Compensation
Severance	0	0	0	$420,000(1)
Restricted Stock (Unvested and Accelerated)	$266,800(3)(4)	$266,800(3)(4)	$266,800(4)	$266,800(3)
Benefits and Perquisites
280G Tax Gross-up	0	0	0	0(2)
James J. Bookout
Compensation
Severance	0	0	0	$384,000(1)
Restricted Stock (Unvested and Accelerated)	$266,800(3)(4)	$266,800(3)(4)	$266,800(3)	$266,800(3)
Benefits and Perquisites
280G Tax Gross-up	0	0	0	0(2)
Roberto R. Thomae
Compensation
Severance	0	0	0	$352,000(1)
Restricted Stock (Unvested and Accelerated)	$266,800(3)(4)	$266,800(3)(4)	$266,800(3)	$266,800(3)
Benefits and Perquisites
280G Tax Gross-up	0	0	0	0(2)
M. Frank Russell
Compensation
Severance	0	0	0	$344,000(1)
Restricted Stock (Unvested and Accelerated)	$266,800(3)(4)	$266,800(3)(4)	$266,800(3)	$266,800(3)
Benefits and Perquisites
280G Tax Gross-up	0	0	0	0(2)

(1)
Based on individual's 2007 base salary. The Company can defer this severance amount until March 15 of the year following the year in which the change in control occurs by continuing to employ the individual in the same geographic location and with the same or substantially the same salary and benefits and comparable duties and responsibilities as were in effect at the time of the change in control.

(2)
If the “parachute payment” (severance + value of accelerated equity) is greater than 3x the average W-2 reported compensation for the preceding five years, then an “excise tax” is imposed on the portion of the parachute payment that exceeds 1x the average W-2 reported compensation for the preceding years. Per the Company’s change of control agreements, an additional “gross up payment” equal to the value of the excise tax imposed will be paid. The determination to whether and when a “gross up payment” is required, the amount of the “gross up payment” and the assumptions to be utilized in arriving at such determination, shall be made by our independent auditor.

(3)	Based on $13.34 per share closing price of common stock on the NASDAQ Global Select Market on December 29, 2006.

(4)	The Board may accelerate vesting of restricted stock, in its sole discretion, if "special circumstances" are found in connection with termination.

Grants of Plan Based Awards

The following table sets forth information regarding each grant of an equity-based award during 2006 to the individuals named in the Summary Compensation Table above.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units	All Other Options Awards Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Thresh-hold	Target	Maxi-mum	Thresh-hold	Target	Maxi-mum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

James E. Sigmon	n/a	-	-	-	-	-	-	-	-	n/a	-

P. Mark Stark	1/27/06	-	-	-	-	-	-	30,000	-	n/a	263,700

Roberto R. Thomae	1/27/06	-	-	-	-	-	-	30,000	-	n/a	263,700

James J. Bookout	1/27/06	-	-	-	-	-	-	30,000	-	n/a	263,700

M. Frank Russell	3/23/06	-	-	-	-	-	-	30,000	-	n/a	333,600

Outstanding Equity Awards at Year End

The following table sets forth information regarding outstanding equity awards held by the individuals named in the Summary Compensation Table above.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer-cised Options - Exercisable	Number of Securities Underlying Unexer-cised Options - Unexer-cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexer-cisable Unearned Options	Option Exercise Price	Option Expira-tion Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value or Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

James E. Sigmon	400,000	-	100,000(1)	2.125	05/01/08	-	-	-	-

P. Mark Stark	25,000	-	-	4.38	06/20/13	30,000	400,200	-	-
	25,000	-	-	5.00	09/30/14

Roberto R. Thomae	50,000	-	-	2.125	09/23/09	30,000	400,200	-	-
	50,000	-	-	2.96	08/01/11

James J. Bookout	5,000	-	-	4.38	06/20/13	30,000	400,200	-	-
	25,000	-	-	5.00	09/30/14

M. Frank Russell	-	-	-	-	-	30,000	400,200	-	-

(1)	These shares become exercisable upon the Company's common stock price attaining the $15.00 level.

Option Exercises and Stock Vested

The following table sets forth information regarding outstanding equity awards held by the individuals named in the Summary Compensation Table above.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)	(#)	($)

(a)	(b)	(c)	(d)	(e)

James E. Sigmon	100,000	969,500	-	-

P. Mark Stark	-	-	(1)	(1)

Roberto R. Thomae	50,000	304,250	(1)	(1)

James J. Bookout	20,000	97,700	(1)	(1)

M. Frank Russell	-	-	(1)	(1)

(1)Each of these officers had 7,500 shares vest in first-quarter 2007. The value of the shares at the time of vesting will be shown in this table next year.

Review of and Conclusion Regarding all Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives’ efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to Mr. Sigmon, as well as compensation paid to our other executive officers, serves the best interests of our stockholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect stockholder value.

Compensation Committee Report

          The following report of Directors the Board of and related disclosures shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement on Schedule 14A. This report is submitted by:

Jon Michael Muckleroy, Dennis B. Fitzpatrick, Robert L. Foree, Jr., and Michael J. Pint

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee during 2006 were independent directors, and none of them were our employees or former employees. During 2006, none of our executive officers served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

Certain Relationships and Related Person Transactions

We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related party transaction, the committee considers:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to the company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•	any other matters the committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

In 2006, the Company had no related person transactions required to be reported under SEC rules.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

          It is anticipated that the 2008 Annual Meeting of Stockholders will be held on May 9, 2008. Any stockholder who intends to present a proposal or nomination at the Company’s 2008 Annual Meeting of Stockholders must send the proposal or nomination to: Secretary, The Exploration Company of Delaware, Inc., 777 E. Sonterra Blvd., Suite 350, San Antonio, Texas, 78258.

          If the stockholder intends to present the proposal or nomination at the Company’s 2008 Annual Meeting of Stockholders and have it included in the Company’s proxy materials for that meeting, the proposal or nomination must be received by the Company no later than December 13, 2007, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The Company is not obligated to include any stockholder proposal in its proxy materials for the 2008 Annual Meeting of Stockholders if the proposal is received after the December 13, 2007 deadline.

          If a stockholder wishes to present a proposal at the 2008 Annual Meeting of Stockholders but not have it included in the Company’s proxy materials for that meeting, the proposal must be received by the Company no later than February 26, 2008, but not before January 27, 2008.

          A stockholder notice of a nomination or proposal must set forth the following: (1) as to each person whom the stockholder proposes to nominate, all information that would be required to be disclosed in solicitations of proxies for the election of such nominee pursuant to Regulation 14A of the Exchange Act, and such person's written consent to serve as director if elected; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of each such stockholder, as they appear on the Company's books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company's voting shares to elect such nominee or nominees (such affirmative statement of such intent, a "Solicitation Notice").

          For a nomination or other business to be properly brought before an annual meeting by a stockholder (1) the proposal must present a proper matter for stockholder action under Delaware General Corporation Law; (2) if the stockholder, or the beneficial owner on whose behalf such proposal or nomination is being made, has provided a Solicitation Notice, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of a percentage of the Company's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Company's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice; and (3) if no Solicitation Notice relating thereto has been timely provided, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required delivery of a Solicitation Notice under the Amended and Restated Bylaws.

OTHER MATTERS

          No other business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of stockholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies in the accompanying proxy will vote or refrain from voting for other persons in their place in what they consider the best interests of the Company.

The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.

/s/Roberto R. Thomae
Corporate Secretary and Vice President - Capital Markets

April 10, 2007
San Antonio, Texas

          STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO VOTE BY TELEPHONE OR INTERNET OR TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS GREATLY APPRECIATED.

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FORM OF PROXY

ANNUAL MEETING OF STOCKHOLDERS OF
THE EXPLORATION COMPANY OF DELAWARE, INC.
May 11, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

1. To elect two nominees as Class C Directors:
O Michael J. Pint Class C
O James E. Sigmon Class C

2. Proposal to amend the Company’s Restated Certificate of Incorporation to change the Company’s name from “The Exploration Company of Delaware, Inc.” to “TXCO Resources Inc.”

3. Proposal to amend the Company’s Restated Certificate of Incorporation to increase the amount of authorized common stock from 50,000,000 to 100,000,000 shares.

4. Proposal to Ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors for the Company and its subsidiaries for the calendar year ending December 31, 2007.

5. To transact any other business as properly may come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

Please detach along perforated line and mail in the envelope provided.

PROXY
THE EXPLORATION COMPANY OF DELAWARE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS James E. Sigmon, Alan L. Edgar, Dennis B. Fitzpatrick, Robert L. Foree, Jr., Jon Michael Muckleroy and Michael J. Pint or any of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Stockholders of The Exploration Company, to be held at The Petroleum Club of San Antonio, 8620 North New Braunfels Avenue, San Antonio, Texas, on Friday, May 11, 2007, at 10:00 A.M. and any adjournment thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION JUST SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. (Continued and to be signed on the reverse side.)

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

1. To elect two nominees as Class C Directors:
O Michael J. Pint Class C
O James E. Sigmon Class C

2. Proposal to amend the Company’s Restated Certificate of Incorporation to change the Company’s name from “The Exploration Company of Delaware, Inc.” to “TXCO Resources Inc.”

3. Proposal to amend the Company’s Restated Certificate of Incorporation to increase the amount of authorized common stock from 50,000,000 to 100,000,000 shares.

4. Proposal to Ratify the appointment of Akin, Doherty, Klein & Feuge, P.C. certified public accountants, as independent auditors for the Company and its subsidiaries for the calendar year ending December 31, 2007.

5. To transact any other business as properly may come before the meeting or any adjournment thereof.

PLEASE DO NOT FOLD OR MUTILATE THIS CARD.

ANNUAL MEETING OF STOCKHOLDERS OF
THE EXPLORATION COMPANY OF DELAWARE, INC.
May 11, 2007

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

PROXY VOTING INSTRUCTIONS

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

- OR -
- OR -

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.